ATL/602784.1
                              FORBEARANCE AGREEMENT

         THIS FORBEARANCE AGREEMENT ("Agreement") is made as of the 8th day of March, 1999, between AMERICAN SKIING COMPANY RESORT PROPERTIES, INC., a Maine corporation ("Borrower") and BANKBOSTON, N.A., as agent ("Agent");

                                   WITNESSETH:

         IN CONSIDERATION of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Agent and Borrower hereby covenant and agree as follows:

         1.       Definitions:

         "Existing Deed of Trust" means that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement by Grand Summit Resort Properties, Inc. ("Grand Summit") in favor of Textron Financial Corporation ("Textron") as transferred and assigned to Agent by that certain Transfer and Assignment of Documents and Instruments as of even date (the "Transfer"), being recorded in Official Record Book ____, Page ___, Routt County, Colorado, as amended.

         "Exit Fee" means the fee earned and payable in accordance with that certain Fee and Expense Letter dated as of even date from Borrower.

         "Forbearance Period" means the period of time beginning on even date to and through 5:00 p.m., Eastern Standard Time, April 16, 1999.

         "Guarantor" means Grand Summit.

         "Guaranty" means that certain Unconditional Guaranty of Payment and Performance of even date by Guarantor in favor of Agent.

         All terms not otherwise defined herein shall have the meaning set forth in the Amended and Restated Credit Agreement dated as of January 8, 1999 between Borrower and Agent ("Credit Agreement").

         2. Acknowledgment of Default: Borrower hereby acknowledges and agrees that an Event of Default has occurred under the Credit Agreement including, without limitation, the breach of the representation and warranty set forth at
Section 5.28 and the covenants set forth at Sections 6.12 and 9.19 of the Credit Agreement. The breach of the foregoing representation and warranty and covenants are hereby referred to as the "Existing Event of Default."



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                                       -3-
ATL/602784.1
         3. Cure of Existing Event of Default: Borrower agrees to diligently pursue the cure of the Existing Event of Default during the Forbearance Period. Borrower acknowledges and recognizes that the cure of the Existing Event of Default shall mean the closing of financial facilities in an amount and conditions sufficient to cause the warranty set forth at Section 5.28 to be true and correct in all respects and the Borrower to be in compliance with the covenants at Sections 6.12 and 9.19. Said differently, Borrower shall obtain and close construction loans sufficient when combined with the proceeds of the Loan as provided in the Budget for the project entitled Grand Summit at Steamboat ("Grand Summit Project") in accordance with the plans and specifications previously approved by Textron with respect to the Permitted Construction Loan in favor of Textron and to repay the [$3,000,000] advance of even date by Agent to Borrower for disbursement to Grand Summit. The foregoing [$3,000,000] amount, when repaid, shall be deposited directly in the General Cash Collateral Account.

         4.  Forbearance:   Agent  hereby  agrees  to  forbear  from  commencing
foreclosure proceedings under the Security Agreements during the Forbearance Period provided that Borrower complies with the following conditions:

               (a)  No additional Default or Event of Default exists or occurs;

               (b) Borrower utilizes its absolute best efforts to cure the Existing Event of Default and communicates and cooperates with the Agent in all respects;

               (c)  The Guaranty remains in full force and effect;

               (d) The Guaranty and the Lender Obligations are secured by the Existing Deed of Trust;

               (e) Neither the Guarantor nor the Borrower experiences any "financial difficulties" as referenced in Section 12.1(e) of the Credit Agreement;

               (f) All of the documents described in the Transfer are provided to Agent on or before March 10, 1999;

               (g) Neither the Guarantor or the Borrower asserts any claim, counterclaim, or allegation against the Agent.

         In the event of the occurrence of any of the foregoing events, the provisions of this Section 4 of the Forbearance Agreement, but not the other sections, shall automatically no longer be of full force and effect. Upon such occurrence, however, the remaining provisions of this Agreement shall continue to remain in full force and effect.

         5. Exit Fee: Borrower hereby agrees to pay to BankBoston, N.A. in its individual capacity ("BKB") the Exit Fee upon the sooner to occur of: (i) the payment of the Outstanding Amount; (ii) the occurrence of an Event of Default; or (iii) the maturity date of the Lender Obligations. Borrower hereby agrees that the Exit Fee has been earned by BKB on even date and that Borrower has received good and adequate consideration for such agreement in that the Borrower has received certain financial accommodations on even date by BKB in favor of the Borrower. The Exit Fee shall be secured by the Lender Agreements; shall be payable exclusively to BKB and not to any other Lender; and shall be subordinate to the payment of the principal and interest of the Notes as provided in the Credit Agreement. Accordingly, in the event of the payment of the Notes and all other Lenders Obligations, the Lender Agreements shall remain in full force and effect to secure the payment of the Exit Fee and shall benefit BKB exclusively.

         6. Steamboat Mortgage: Grand Summit has on even date modified the Existing Deed of Trust to cause the Existing Deed of Trust to secure the Outstanding Amount. Accordingly, all references in the Credit Agreement to the Security Agreements and the Lender Agreements shall include the Existing Deed of Trust and all other collateral documents conveyed to the Agent on even date in connection therewith.

         7. Warranty. Borrower warrants and represents to Agent that the AIA Construction Contract provided to Agent of even date regarding the Grand Summit Project is complete and accurate in all respects, including but not limited to, the costs to complete the Grand Summit Project. Borrower further warrants and represents that no reason exists which may prevent the immediate and continuous development of the Grand Summit Project.

         8. Amendment of Credit Agreement: This Agreement shall amend any contrary terms and conditions of the Credit Agreement.

         9.   Release:   Borrower   hereby   releases   BKB  from  all   claims,
counterclaims, causes of action or liability whatsoever.

         10. Bankruptcy Relief. Agent is and shall be entitled to relief from the automatic stay pursuant to U.S.C. Sec. 362(d) to pursue all of its rights and remedies under the Credit Agreement, Lender Agreements and this Agreement and relevant state law. Borrower shall consent to and shall no oppose relief from the automatic stay without condition to permit Agent to pursue all of its rights and remedies under the Credit Agreement, Lender Agreements and this Agreement and relevant state law.

         11. Third Party Beneficiaries: Borrower hereby agrees that any Lender that may enter into the Credit Agreement from time to time shall automatically be a beneficiary of this Agreement without the execution of any further documents by Borrower.

         12. Further Assurances. At any time and from time to time, upon request of Agent, Borrower shall make, execute and deliver or cause to be made, executed and delivered to Agent any and all documents, including but not limited to, modifications to the Credit Agreement, which documents may, in the reasonable opinion of Agent, be necessary or desirable in order to effectuate, complete, evidence, or perfect (a) the obligations of Borrower under this Agreement, and
(b) the lien and security interests described herein.

         13. Time of Essence: Time is of the essence in this Agreement.

         14. Governing Law: This Agreement shall be governed by the laws of the State of Georgia.

         15.   Counterparts:   This   Agreement  may  be  executed  in  multiple
counterparts.


         IN WITNESS WHEREOF, the undersigned Borrower has caused this instrument to be executed by its duly authorized corporate officer and its seal to be affixed hereto as of the day and year first above written.

                                 AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.

                                 By: /s/ Christopher E. Howard
                                     -----------------------------------------
                                      Christopher Howard
                                      Senior Vice President


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         IN WITNESS WHEREOF, the undersigned Agent has caused this instrument to be executed by its duly authorized officer as of the day and year first above written.

                                 BANKBOSTON, N.A., as Agent

                                 By: /s/ Paul F. DiVito
                                     ------------------------------------------
                                     Paul F. Divito
                                     Managing Director